Exhibit 10.2

                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

US  $250,000                                            SATURDAY, APRIL 24, 2004

Healthcare Business Services Groups, Inc., a company incorporated under the laws of Delaware (the "COMPANY"), for value received, hereby acknowledges itself indebted to, and promises to pay to GOPUBLICTODAY.COM, INC. (the "HOLDER") the principal amount of US $250,000.00, as hereinafter set out in accordance with the terms of this convertible promissory note (the "NOTE").

1.     PAYMENT
       -------

     (a) Unless earlier converted as provided in the GoPublicToday.com, Inc. Advisory Agreement - Section 2, the outstanding principal and accrued interest of this Note will be due and payable in full by the Company on the date which is twelve months from the date of this Note (the "DUE DATE").

     (b) $250,000 payment will be made 12 months following Closing on terms specified in this agreement, with a required early pre-payment of all principal and interest upon Company securing at least an aggregate of $3,000,000 in funding from any source prior to the expiration of the 12 month term.

     (c) All payments shall be made in lawful money of the United States at such place as the Holder may from time to time designate in writing to the Company.

     (d) Upon payment in full in accordance with this Note of all of the Obligations, this Note shall be surrendered to the Company for cancellation.

     (e) The Company waives presentment, protest, presentation of the Note and any other condition precedent to payment to the Holder.

     (f) The Company shall pay all amounts due free and clear of and without reduction or deduction for or on account of any present or future taxes, levies, charges, imports, duties, assessments, withholding or other governmental obligations.

     (g) The Notes may be pledged, sold, hypothecated, or assigned by any assignee of GPT without consent of Company. All payments shall be made by wire transfer on the due date to accounts as specified by GPT or assignees of the Notes.

2.     PREPAYMENT
       ----------

Amounts owing under this Note may be prepaid, in whole or in part, without notice, bonus or penalty.

3.     INTEREST
       --------

The principal amount outstanding from time to time hereunder shall bear interest at a rate of 4% per annum.

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                                      -2-

4.     EVENTS  OF  DEFAULT
       -------------------

The occurrence of any one or more of the following events shall constitute an event of default under this Note (each an "EVENT OF DEFAULT"):

     (a) The failure of the Company to pay when due any principal and accrued interest on this Note or otherwise comply with any provision of this Note;

     (b) The Company makes a general assignment for the benefit of its creditors or a proposal or arrangement under any United States bankruptcy laws or similar legislation;

     (c) The Company shall be declared or adjudicated a bankrupt or a liquidator, trustee in bankruptcy, custodian, receiver, manager or any other officer with similar powers is appointed by or for the Company or the Company's business or the Company consents to such appointment; or

     (d) The Company shall propose a compromise or arrangement, shall institute proceedings to be adjudged bankrupt or insolvent, shall consent to the initiation of such proceedings, or seeks formal protection from its creditors.

5.     RIGHTS  AND  REMEDIES
       ---------------------

At any time after an Event of Default has occurred, the Holder may, at its option: (a) declare the principal and accrued interest outstanding to be immediately due and payable; (b) convert the Note as provided for in Section 6 hereof; and/or (c) exercise any or all other rights and remedies available to the Holder under this Note or applicable law. In addition, the Company shall pay all reasonable costs and expenses, including attorney fees and court costs, of collecting the outstanding principal amount, interest, fees and expenses due under this Note and of exercising the Holder's rights and remedies with respect to all guarantees in favour of the Holder relating to this Note and any other reasonable costs and expenses incurred by the Holder in enforcing and preserving its rights hereunder regardless of whether an Event of Default shall have been declared.

Note Consideration

     Company shall execute one or more promissory notes to GPT or its assigns, in the aggregate amount of Two Hundred Fifty Thousand US Dollars ($250,000.00 US) (the "Notes"), bearing interest at the rate of Four Percent (4%) simple interest per annum. The Notes shall be paid in full, all principal and accrued interest, twelve (12) months from the date of Closing, with a required early pre-payment of all principal and interest upon Company securing at least an aggregate of $3,000,000 in funding from any source prior to the expiration of the 12 month term.

     The Notes may be pledged, sold, hypothecated, or assigned by any assignee of GPT without consent of Company. All payments shall be made by wire transfer on the due date to accounts as specified by GPT or assignees of the Notes.

     Holders of the Notes shall have the option at any time prior to the due date so long as there is no default to convert all unpaid principal and accrued interest into common shares of stock of Pubco ("Pubco Common Stock") at the rate of US 75% of the current share price. This option may be exercised in whole or in part at any time prior to repayment of the Notes. If there is a default in the Notes, then Holders of the Notes shall have the option at any time the Notes are in default to convert all unpaid principal and accrued interest into shares of stock of Pubco at the lower of (i) 50% of the then current share price; This option may be exercised in whole or in part at any time the Notes are in default. Further, to the extent any shares are acquired under this option, the owners of these shares if the option is exercised collectively shall have a one time right to require that Pubco register the shares for resale within 90 days of such request on a registration statement filed with the Securities and Exchange Commission ("SEC") and kept effective until all such shares are resold, all at Pubco's expense if there is a default.

     Payment of the Notes shall be guaranteed by the Company, which guarantee shall be backed by a security interest in all of their issued and outstanding stock of Pubco post-Closing.

6.     CONVERSION  RIGHT
       -----------------

     (a) Without creating any subordination or any rights whatsoever in favour of any other person, Holders of the Notes shall have the option at any time prior to the due date so long as there is no default to convert all unpaid principal and accrued interest into common shares of stock of Pubco ("Pubco Common Stock") at the rate of US 75% of the current share price. This option may be exercised in whole or in part at any time prior to repayment of the Notes.

     (b) If an Event of Default is declared, the Holder of the Note shall have the option at any time after such Event of Default upon written notice ("NOTICE") to the Company to convert all unpaid principal and accrued interest into Company Common Stock at the lower of (i) US 50% of the current share price; and (ii) the average trading closing price of the Company Common Stock for the twenty (20) day period immediately prior to the date of the Notice. This option may be exercised in whole or in part at any time after an Event of Default.

     (c) If the Company shall receive from the Holder and from GoPublicToday.com, Inc. ("GPT") a joint written request, at any time following the receipt by the Holder and GPT of Company Common Stock hereunder and under the promissory note issued to GPT, the Company shall, at its expense, effect the registration of such Company Common Stock received by each of the Holder and GPT pursuant to their respective promissory notes as soon as practicable and in any event within 90 days, as would permit the sale and distribution of such Company Common Stock and shall, to the extent legally permissible, keep such registration effective until the earlier of (i) one (1) year; or (ii) the date on which all of the Company Common Stock is resold. The Holder and GPT shall be entitled to request one (1) registration only, on a joint basis only, pursuant to this Section.

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                                      -4-

     (d) Upon conversion of all the outstanding principal and accrued interest due hereunder and issuance of the Company Common Stock, this Note shall be deemed "Paid in Full" and all of the Company's obligations and liabilities to pay the principal and interest hereunder shall be deemed satisfied. However, all other obligations of the Company hereunder shall survive.

7.     GOVERNING  LAW
       --------------

This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada where jurisdiction shall lie.

8.     NOTICES
       -------

Any notice required or permitted by this Note shall be in writing and shall be deemed to have been duly given or made when delivered personally or by a recognized delivery service (such as Federal Express, UPS or Purolator), as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

     (a)  In  the  case  of  a  notice  to  the  Company:
          Healthcare Business Services Groups, Inc.
          P.O. Box 2175
          Upland, CA 91785
          Attn: Chandana Basu

     (b)  In  the  case  of  a  notice  to  the  Holder:
          GoPublicToday.com, Inc., 5770 El Camino Road,  Las  Vegas,  NV  89118

9.     FURTHER  ASSURANCES
       -------------------

Payment of the Notes shall be guaranteed by the Company, which guarantee shall be backed by a security interest in all of their issued and outstanding stock of Pubco post-Closing of the reverse transaction. The Company shall take all such actions as may be necessary to give full effect to the terms of this Note.

10.     SEVERABILITY
        ------------

If any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein but only to the extent such provision (or part thereof) is invalid, illegal or unenforceable.

11.     ENUREMENT
        ---------

The rights and obligations of the Company and the Holder under this Note shall be binding upon and enure to their respective permitted successors, assigns, heirs, administrators and transferees.

12.     NO  IMPAIRMENT
        --------------

The Company will not, through any reorganization, consolidation, merger or dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Nothing contained herein shall restrict or otherwise prevent the Company from implementing any reorganization, consolidation, merger or dissolution, sale of assets or any other voluntary action which is not of the nature contemplated in the foregoing sentence.

13.     COUNTERPARTS
        ------------

This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the Company has caused this Note to be signed in its name as of the date first written above.

                              Healthcare Business Services Groups, Inc.

                              By:  /s/ Chandana Basu
                                  ---------------------------------
                                  Ms.  Chandana  Basu

Agreed  to  and  accepted  as  of  the  date  first  written  above.

                                        GOPUBLICTODAY.COM,  INC.

                                        Per: /s/ Stephen Brock
                                            -----------------------
                                            Stephen  Brock

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